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                                                                    EXHIBIT 99.5

                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 29th day of June, 1998 by and among YOU BET INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the other parties listed on the signature pages thereto.



                                    Recitals

        WHEREAS, certain of the parties hereto have agreed to purchase Preferred Shares and Warrants to purchase Common Stock.

        WHEREAS, the execution and delivery of this Agreement by the Company and the parties hereto are conditions precedent to the consummation of such purchases of Preferred Shares and Warrants.

                                    Agreement

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

        1. Certain Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

               "AGREEMENT" shall have the meaning set forth in the preamble to this Agreement.

               "COMMON STOCK" - shall mean the Common Stock of the Company, $.001 par value per share, and any capital stock into which such Common Stock may thereafter be changed and any class of capital stock of the Company (regardless of how denominated) which is not preferred as to dividends or assets over any other class and which is not subject to redemption.

               "COMPANY" - shall have the meaning set forth in the preamble to this Agreement.

               "EXCHANGE ACT" - shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time, corresponding to such act.

               "FELL" - shall mean the Robert M. Fell Living Trust and its successors who agree in writing to be bound by the provisions of this Agreement.

               "HOLDER" shall mean any holder of Registrable Securities.

               "HOLDER INFORMATION" shall have the meaning set forth in Section 6 hereof.



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               "PERSON" - shall mean any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

               "PURCHASE AGREEMENT" - shall mean that certain Stock Purchase Agreement of even date herewith among the Company and the other parties thereto pursuant to which the Company agreed to issue up to 400,000 Preferred Shares.

               "REGISTRABLE SECURITIES" - shall mean (i) the Common Stock issuable upon conversion of the Preferred Shares, (ii) the Warrant Shares, (iii) Common Stock owned by David Marshall or Russell Fine, and (iv) any securities into which such shares are converted.

               "REGISTRATION EXPENSES" - shall have the meaning set forth in
Section 7 hereof.

               "SECURITIES ACT" - shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time, corresponding to such act.

               "SEC" - shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

               "WARRANTS" - shall mean the Warrants to purchase 1,200,000 shares of the Company's Common Stock at an exercise price of $2.50 per share issued to Fell on the date hereof.

               "WARRANT SHARES" shall mean the Common Stock issuable upon exercise of the Warrants.


        2. Piggyback Registrations.

               (a) If at any time the Company proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering Common Stock for sale to the public), each such time the Company will give at least fifteen (15) business days' prior written notice to the Holders of its intention so to do. Upon the written request of a Holder, received by the Company within ten (10) business days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities, as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of such Registrable Securities, as the case may be, by the Holder thereof. In the event that any registration pursuant to this Agreement shall be, in whole or in part, an underwritten public offering of securities, then (i) if all other holders of securities to be included in such offering, other than the Company, agree at the request of the underwriter to refrain from selling securities of the Company for a reasonable period of time following the effective date of the applicable registration statement of the Company under

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the Securities Act, the Holders shall agree to refrain therefrom during such reasonable time period, provided that such time period shall not exceed one hundred and eighty (180) days, and (ii) subject to Section 2(b) hereof, the number of shares of Registrable Securities to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would materially adversely affect the marketing of the securities to be sold therein.

        (b) In the event that the managing underwriter shall notify the Company in writing that it is of the opinion that the inclusion of all Registrable Securities proposed to be registered would materially adversely affect the marketing of the securities to be sold therein, the Company shall notify all persons desiring to include securities in such registration. In any registration in which persons other than the Company are permitted to include securities, other than a registration pursuant to Section 4 hereof, no Holder shall be entitled to include any Registrable Securities in any offering unless David Marshall and Russell Fine shall have been permitted to include in such offering the lesser of (i) two hundred thousand (200,000) shares of the Registrable Securities each, (ii) an aggregate of 50% of the total number shares of Registrable Securities which may be sold by all of the selling shareholders in such offering (including Registrable Securities to be sold by Messrs. Marshall and Fine), and (iii) the number of shares desired to be sold by Messrs. Marshall and Fine; provided, however, that the foregoing priority will no longer be applicable to Mr. Marshall or Mr. Fine, as the case may be, at such time as Mr. Marshall or Mr. Fine, as the case may be, has sold an aggregate of 200,000 shares of Registrable Securities pursuant to this Section 2. Thereafter, the Holders, together with other selling shareholders participating in such offering, shall have the right to sell the remaining shares which may be sold by selling shareholders in such offering such shares to be on a pro rata basis in accordance with the number of shares the securities owned by such Persons.

        (c) Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Agreement without thereby incurring any liability to the Holder pursuant to this Section 2.

        3. Form S-3 Demand Registrations.

               (a) Request by Holders. At any time from and after the date that the Company shall be eligible to use Form S-3 (or a successor form) (but in no event prior to nine months after the date hereof), any Holder may by notice to the Company request that the Company effect the registration under the Securities Act of all or part of such Holder's Registrable Securities. Such notice shall specify the intended method of disposition of the Registrable Securities for which registration is requested (which may not include an underwritten public offering). Thereafter the Company will promptly give written notice of such requested registration to all other Holders, and thereupon will, as expeditiously as possible, use commercially reasonable efforts to effect the registration under the Securities Act of:

                        (i) the Registrable Securities which the Company has
                been so requested to register by such Holder; and


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                        (ii) all other shares of Registrable Securities which
                the Company has been requested to register by any other Holder by written request given to the Company within ten (10) business days after the giving of such written notice by the Company, so as to permit the disposition of the Registrable Securities so to be registered; provided, however, that the Company may delay filing any registration statements for up to ninety (90) days if the Board of Directors of the Company determines that the filing of the registration statement would be materially detrimental to the Company; provided further that the Company may not make such determination more than once in any 12 month period.

                (b) Limitation on Demand Rights.

                        (i) The Company shall not be obligated pursuant to this
                Section 3 to register any Registrable Securities held by any Holder unless the number of Registrable Securities proposed to be sold by such Holder is greater than the greater of (i) 2% of the number of shares of Common Stock outstanding on the date of Holder's notice to the Company, or (ii) two times the average weekly reported trading volume of the Common Stock on all national securities exchanges and/or reported through NASDAQ during the four calendar weeks preceding the date of Invertor's notice to the Company;

                        (ii) The Company shall not be obligated to register any
                Registrable Securities pursuant to this Section 3 after the second anniversary of the date hereof.

         4. Underwritten Demand Registrations.

               (a) Request by Holders. At any time from and after the earlier of
(i) the first anniversary of the date hereof, and (ii) the date the Company shall be eligible to use Form S-3 (or a successor form) (but in no event prior to nine months after the date hereof), one or more Holders seeking to sell at least an aggregate of 1,500,000 shares of Common Stock in an underwritten public offering may by notice to the Company request that the Company effect the registration under the Securities Act of at least 1,500,000 shares of Registrable Securities for sale in an underwritten public offering. Thereafter the Company will promptly give written notice of such requested registration to all other Holders, and thereupon will, as expeditiously as possible, use commercially reasonable efforts to effect the registration under the Securities Act of:

                        (i) the Registrable Securities which the Company has
                been so requested to register by such Holder(s); and

                        (ii) all other shares of Registrable Securities which
                the Company has been requested to register by any other Holder thereof by written request given to the Company within ten (10) business days after the giving of such written notice by the Company so as to permit the disposition of the Registrable Securities so to be registered; provided, however, that the Company may delay filing any registration statements for up to ninety (90) days if the Board of Directors of the Company


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                determines that the filing of the registration statement would be materially detrimental to the Company; provided further that the Company may not make such determination more than once in any 12 moth period.

                (b) Limitation on Underwritten Demand Registration Rights.

                        (i) The Company shall not be obligated to register any
                Registrable Securities pursuant to this Section 4 after the fifth (5th) anniversary of the date hereof.

                        (ii) The Company shall not be obligated to effect more
                than three (3) registrations pursuant to this Section 4.

                (c) Selection of Underwriters. The Holders holding a majority of the shares of Registrable Securities shall have the right to select the underwriter or underwriters of nationally recognized standing to administer the underwritten public made pursuant to this Section 4, which underwriter or underwriters shall be reasonably acceptable to the Company.

                (d) Priority in Underwritten Demand Registrations. Notwithstanding Section 2 hereof, if the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the number of shares of Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of shares of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold the Company or other shareholders may include securities of the Company up to the number of securities that, in the opinion of the underwriter, can be sold.

         5. Registration of the Warrant Shares. The holders of the Warrant Shares shall have the right to require the Company to register the Warrant Shares to the extent set forth in Section 3 hereof, provided that the limitations contained in Section 3(b) shall not be applicable; provided that the Company shall not be obligated to register any Warrant Shares pursuant to this
Section 5 after the 12th anniversary of the date hereof.

         6. Registration Procedures. If and whenever the Company proposes to register any of its securities under the Securities Act for sale to the public, the Company will, as expeditiously as possible:

                (a) prepare and file with the SEC a registration statement with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as set forth herein); provided however, that prior to filing a registration statement or any amendment or supplement thereto, the Company shall provide the special counsel to the Holders with copies of all

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registration statements, amendments and supplements proposed to be filed and provide such special counsel with a reasonable opportunity to provide comments thereto.

                (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of the distribution contemplated thereby and comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

                (c) furnish to the Holder, and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the securities covered by such registration statement;

                (d) use commercially reasonable efforts to register or qualify the Holder's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Holder or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction when it is not so qualified or to consent to general service of process in any such jurisdiction;

                (e) use commercially reasonable efforts to cause the Registrable Securities covered by such registration statement to be listed on any securities exchange or accepted for quotation on any facility of the National Association of Securities Dealers, Inc. or stock exchange on which the Company's Common Stock is then quoted or listed as the case may be;

                (f) immediately notify the Holder and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the issuance of a "stop order" by the SEC or of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing and use reasonable efforts to promptly cause any "stop order" to be terminated and any prospectus to be amended or supplemented so as not to include any untrue statements of material fact or omit to state material facts required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing.

                (g) if the offering is underwritten and at the request of the Holder, furnish on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel(s) representing the Company for the purposes of such registration, addressed to the underwriters and to the Holder, stating that such registration statement has become effective under the Securities Act and that
(A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for

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that purpose have been instituted or are pending or contemplated under the
Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or regulatory matters contained therein), (C) such counsel has participated in conferences with officers and other representatives of the Company, and representatives of the independent certified public accountants of the Company, at which the contents of the registration statement and any amendment thereof or supplement thereto and related matters were discussed and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the registration statement and prospectus included therein, and noting that they have relied as to materiality upon the statements of directors, officers and other representatives of the Company, nothing has come to such counsel's attention that has caused such counsel to believe that the registration statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the prospectus on the date thereof or on the date of such opinion, contained or contains an untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel will express no view with respect to the financial statements contained therein) and (D) to such other matters as reasonably may be requested by counsel for the underwriters or by the Holder or its counsel and (ii) if requested by the Holder, a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to the Holder, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters or Holder reasonably may request;

                (h) provide to the special counsel to the Holders copies of all correspondence with the SEC relating to the registration statement; and

                (i) make available for inspection by the Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Holder or underwriter, during business hours upon reasonable notice, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

         For purposes of this Agreement, the period of distribution of securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of securities in any other


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registration shall be deemed to extend until the earlier of the sale of all securities covered thereby and one hundred and twenty (120) days after the effective date thereof.

         In connection with each registration hereunder, the Holder will furnish to the Company in writing such information regarding such Holder as the Company may reasonably require in connection with the preparation of a registration statement which includes the Registrable Securities (the "Holder Information") of such Holder. In connection with a shelf registration hereunder, if the Holder shall distribute a prospectus of the Company in compliance with applicable securities laws and if the Company provides the Holder with a written prospectus for distribution in connection with such registration and thereafter the Company delivers a written notice to the Holder requesting that the Holder refrain from further distribution of such prospectus because such prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading, then the Holder will not thereafter further distribute such prospectus.

         In connection with each registration pursuant to this Agreement covering an underwritten public offering, the Company and each Holder agree, to the extent requested by the managing underwriter, to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         7. Registration Expenses. All expenses incurred in connection with a registration hereunder or otherwise incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, listing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, reasonable fees and expenses of one counsel for all selling Holders (such counsel to be selected by the holders of a majority of the Holders of the Registrable Securities included in such registration statement), fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance if any, but excluding underwriting discounts and selling commissions applicable to the sale of the Registrable Securities (collectively the "Registration Expenses"). The Company will pay all Registration Expenses in connection with each registration statement under this Agreement.

         8. Indemnification.

                (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, its affiliates, officers, directors, partners, employees, advisors and agents, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, to which such Holder, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any violation or alleged violation of the Securities Act or Exchange Act, including claims based upon any untrue statement or alleged untrue statement of

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any material fact contained in any registration statement under which such
Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse such Holder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with the Holder Information or information provided by the underwriter in writing specifically for use in such registration statement or prospectus.

                (b) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Holder will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter of such Registrable Securities and each person, if any, who controls any underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, directors, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss claim, damage, liability or action, provided however, that a Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with the Holder Information pertaining to such Holder, as such, furnished in writing to the Company by the Holder specifically for use in such registration statement or prospectus; provided further that in no event shall the liability of any Holder be greater than the amount received (net of commissions and expenses) by such Holder from the sale of the Registrable Securities giving rise to the claim for indemnification.

                (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to such indemnified party other than as provided in this Section 8(c) and shall only relieve the indemnifying party from any liability which it may have to such indemnified party under this Section 8(c) if and to the extent the indemnifying party is materially prejudiced by

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such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall so desire, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to the indemnified party which are different from or in addition to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Section 8, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Holder or any such controlling person in circumstances for which indemnification is provided under this Section 8; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the net proceeds received by such Holder from the sale of all such Registrable Securities sold by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         9. Rule 144. The Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act in accordance with Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder the Company shall deliver to such Holder a written statement as to whether the Company has complied with such information and requirements.

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        10. Inconsistent Registration Rights. The rights granted to the
Holders hereunder are not inconsistent with rights granted to any other person.

        11. Miscellaneous.

                (a) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of a two-thirds of the Registrable Securities then outstanding. Each Holder of Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 9(a), whether or not such Registrable Securities shall have been marked to indicate such consent. No waiver of any of the conditions, restrictions, or options contained in this Agreement shall be, or for any purpose be deemed to be, a waiver by the Company or the Holders to insist upon and to enforce strict compliance with the provisions hereof as to any matter subsequent to such waiver.

                (b) Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any shares of Registrable Securities, subject to the provisions contained herein.

                (c) Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopy or hand delivery:

         (i)      if to the Company, to:

                  YOU BET INTERNATIONAL, INC.
                  1950 Sawtelle Boulevard
                  Suite 180
                  Los Angeles, CA  90025
                  Attention:  Chief Executive Officer
                  Telecopy No.: (310) 444-3390

         (ii) if to any Holder, to the address of such Holder set forth on the applicable signature page hereto, or to such other address as any of the above shall have designated in writing.

All such notices and communications shall be deemed to have been given or made
(a) when delivered by hand, (b) five business days after being deposited in the mail, postage prepaid, (c) when telexed, answer-back received or (d) when telecopied, receipt acknowledged.

                (d) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

                (e) Attorneys' Fees. Should any party hereto or any person bound by the provisions of this Agreement institute any legal action against any other person(s) and/or party to enforce the provisions hereof, the prevailing party in such action shall be entitled to receive from the losing party, in addition to any other relief to which the prevailing party may be entitled, such amount as the court may adjudge to be reasonable attorneys' fees and court costs.

                (f) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                (g) Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto or hereunder may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

                (h) Governing Law. This Agreement shall be governed by and construed and enforced in accordance, with the laws of the State of California, without regard to conflicts of laws principles.

                (i) Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or in equity.

                (j) Time of Essence. Time is of the essence in the performance of this Agreement.

                (k) Persons Deemed Owners. Prior to due presentment for registration of transfer, the Company may treat the person in whose name any Registrable Shares are registered as the owner and Holder thereof for all purposes, and the Company shall not be affected by notice to the contrary.

                (l) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the matters dealt with herein and supersedes all prior written or oral agreements and understandings with respect to such matters, including but not limited to, the Memorandum of Understanding dated as of April 1, 1998 between the Company and Fell & Company, Inc.

        IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                          YOU BET INTERNATIONAL, INC.


                          By: _________________________
                          Name: _______________________
                          Title: ______________________



                          By: _________________________
                          Name: _______________________
                          Title: ______________________

                    HOLDER'S COUNTERPART SIGNATURE PAGES TO
                         REGISTRATION RIGHTS AGREEMENT



                            If Holder is an entity:


                    Name of entity: ________________________



                       By: ______________________________
                                     Name:
                                     Title:



                          If Holder is an individual:

                     Name: _______________________________


                     -------------------------------------
                                 (Signed Name)



                               Address of Holder:

                           --------------------------
                           --------------------------
                           --------------------------